EXHIBIT 32
Certification  of  Principal Executive Officer and Principal Financial Officer pursuant  to  18  U.S.C. section 1350, as adopted  pursuant  to  section  906  of the Sarbanes-Oxley act of 2002.

     I,  Dwight Webb,  certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant  to  Section  906  of  the  Sarbanes-Oxley Act of 2002, that the Annual Report  on  Form 10-KSB of Vita Equity, Inc. for the year ended December 31, 2005  fully  complies  with  the  requirements  of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report  on  Form  10-KSB  fairly presents in all material respects the financial condition  and  results  of  operations  of  Vita Equity, Inc.

                                                                                       By:     /s/ Dwight Webb
                                                                                       Name:   Dwight Webb
                                                                                       Title:     Chief  Executive  Officer,
                                                                                                   Chief  Financial Officer

                                                                                       Date:    April 14, 2006